Offerings - Offering: 1	Oct. 22, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Equity
Security Class Title	Common Stock, par value $0.01 per share
Amount Registered | shares	13,138,750
Proposed Maximum Offering Price per Unit	22.00
Maximum Aggregate Offering Price	$ 289,052,500.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 39,918.15
Offering Note	Assumes exercise in full of the underwriters' option to purchase up to 1,713,750 additional shares of common stock.